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                                                                 Exhibit 23.2



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated January 27, 1998 on the financial statements of BioSepra Inc. and subsidiaries as of and for the year ended December 31, 1997, included in this Form 10-K.




                                                      /s/ Arthur Andersen LLP
                                                      -----------------------

Boston, Massachusetts
March 26, 1998